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                                                                   EXHIBIT 23(B)


                        CONSENT OF INDEPENDENT ACCOUNTANT


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Theragenics Corporation 2000 Stock Incentive Plan of our report dated January 14, 2000 which is included in the Annual Report on Form 10-K of Theragenics Corporation filed on March 27, 2000.



/s/ GRANT THORNTON LLP

Atlanta, Georgia
October 16, 2000